G. BRAD BECKSTEAD
Certified Public Accountant
330 E. Warm Springs
Las Vegas, NV 89119
702.528.1984
425.928.2877 (efax)

March 30, 2001

To Whom It May Concern:

The firm of G. Brad Beckstead, CPA, consents to the inclusion of my report of March 30, 2001, on the Financial Statements of TheAmericanWest.com, Inc. for the years ended December 31, 2000 and 1999, in any filings which are necessary now or in the near future to be filed with the US Securities and Exchange Commission.

Signed,

\S\ G. Brad Beckstead
G. Brad Beckstead

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